SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     March 17, 2016

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

704 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 17, 2016, EnPro Industries, Inc. (the “Company”), along with its subsidiaries, Garlock Sealing Technologies LLC (GST LLC), Garrison Litigation Management Group, Ltd. (“Garrison”), The Anchor Packing Company (together with GST LLC and Garrison, “GST”) and Coltec Industries Inc (“Coltec”) entered into a Term Sheet for Permanent Resolution of All Present and Future GST Asbestos Claims and Coltec Asbestos Claims (the “Term Sheet”) with the Official Committee of Asbestos Personal Injury Claimants and Joseph W. Grier, III, as Future Asbestos Claimants’ Representative, each as appointed in the GST asbestos claims resolution process pending before the United States District Court for the Western District of North Carolina, and with an ad hoc committee of persons holding asbestos personal injury claims against Coltec and Joseph W. Grier, III, as ad hoc future asbestos claimants’ representative for Coltec asbestos claimants. The Term Sheet sets forth the fundamental terms of a settlement for the permanent resolution of all Coltec Asbestos Claims and GST Asbestos Claims (as these terms are defined in the Term Sheet) to be incorporated into a plan or plans of reorganization as contemplated by the Term Sheet, which plan or plans will be subject to the approval of asbestos claimants and applicable court approval.

On March 17, 2016, the Company issued a press release describing certain terms and conditions of the Term Sheet and certain risks and uncertainties with respect to consummation of the plan or plans of reorganization contemplated thereby, which press release is furnished as Exhibit 99.1 to this report. The Term Sheet is furnished as Exhibit 99.2 to this report. The description of the terms and conditions of the Term Sheet is qualified in its entirety by reference to the provisions of the Term Sheet furnished as Exhibit 99.2.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of EnPro Industries, Inc. dated March 17, 2016

Exhibit 99.2	Term Sheet for Permanent Resolution of All Present and Future GST Asbestos Claims and Coltec Asbestos Claims dated March 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 17, 2016

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of EnPro Industries, Inc. dated March 17, 2016

99.2	Term Sheet for Permanent Resolution of All Present and Future GST Asbestos Claims and Coltec Asbestos Claims dated March 17, 2016

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